UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material under §240.14a-12

TCW FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee paid previously with preliminary materials.

[   ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

TCW Funds, Inc.
515 South Flower Street
Los Angeles, California 90071

January 10, 2024

Dear Shareholder:

The enclosed Notice of Special Meeting of Shareholders and Proxy Statement contain important information about the election of nine Directors to the Board of Directors (the “Board”) of TCW Funds, Inc. (the “Corporation” and the series thereof, the “Funds”) at a Special Meeting of Shareholders to be held on February 15, 2024 (the “Meeting”).

The Directors voted unanimously to approve the recommendation. The Board believes this recommendation is in the best interests of the Funds and their shareholders. The Board recommends that you vote in favor of the proposal in the Proxy Statement.

The Proxy Statement describes the voting process for shareholders. We ask you to read the Proxy Statement carefully and vote in favor of approval of the proposal. The election returns will be reported at the Meeting. Please return or submit your proxy card in the postage-paid envelope, on-line or by telephone as soon as possible.

Sincerely,

/s/ Peter Davidson
Peter Davidson
Vice President and Secretary

TCW FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 15, 2024

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Meeting”) of the TCW Artificial Intelligence Equity Fund, TCW Global Real Estate Fund, TCW New America Premier Equities Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, TCW Select Equities Fund, TCW Core Fixed Income Fund, TCW Enhanced Commodity Strategy Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, TCW Total Return Bond Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund and TCW Conservative Allocation Fund (each a “Fund” and, together, the “Funds”), each a series of TCW Funds, Inc. (the “Corporation”), whose principal executive office is located at 515 South Flower Street Los Angeles, California 90071, will be held on February 15, 2024 at 8:00 a.m. Pacific Time at TCW, 515 South Flower Street, Los Angeles, California 90071 to approve the election of nine directors of the Corporation, as named in the attached proxy statement, to serve on the Board of Directors until their successors have been duly elected and qualified.

Shareholders of record of the Funds at the close of business on January 5, 2024 (the “Record Date”) are entitled to notice of, and to vote on, the proposal at the Meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Peter Davidson
Peter Davidson
Vice President and Secretary

Dated: January 10, 2024

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.
YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

PLEASE RETURN OR SUBMIT YOUR PROXY CARD PROMPTLY
IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of the Funds, you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to vote by proxy. You can do this by completing, signing, dating and promptly returning or submitting the enclosed proxy card in the enclosed postage-prepaid envelope, on-line or by telephone. Your prompt voting by proxy will help assure a quorum at the Meeting and avoid additional expenses to the Funds associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card.

TCW FUNDS, INC.
515 South Flower Street
Los Angeles, California 90071

PROXY STATEMENT

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Directors (the “Board”) of TCW Funds, Inc. (the “Corporation”) for use at the Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held on February 15, 2024 at 8:00 a.m. Pacific Time at TCW, 515 South Flower Street, Los Angeles, California 90071, and at any adjournment thereof. The Corporation expects to mail this Proxy Statement, Notice of Special Meeting of Shareholders and the accompanying proxy card on or about January 10, 2024 to shareholders of record of the Corporation as of January 5, 2024 (the “Record Date”).

The Corporation is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The principal executive offices of the Corporation are located at 515 South Flower Street, Los Angeles, California 90071. The Corporation offers shares of sixteen separate operational series or funds (each of which may offer more than one share class): TCW Artificial Intelligence Equity Fund, TCW Global Real Estate Fund, TCW New America Premier Equities Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, TCW Select Equities Fund, TCW Core Fixed Income Fund, TCW Enhanced Commodity Strategy Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, TCW Total Return Bond Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund and TCW Conservative Allocation Fund (each a “Fund” and, together, the “Funds”). Each Fund offers two classes of shares: Class I shares and Class N shares, except for the TCW Short Term Bond Fund, which only offers Class I shares, and the TCW Core Fixed Income Fund, TCW Total Return Bond Fund, and TCW Emerging Markets Income Fund, which also offer Plan Class shares.

Voting; Revocation of Proxies

All proxies solicited by the Board, which are properly executed and received by the Secretary of the Corporation before the Meeting, will be voted at the Meeting in accordance with the shareholders’ instructions thereon. A shareholder may revoke the accompanying proxy at any time before it is voted by delivering to the Corporation before the Meeting a written notification or revocation or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If no instruction is given on a signed and returned proxy card, it will be voted “FOR” the proposals and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be properly presented at the Meeting. Any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to the total shares that the shareholder is entitled to vote on such proposal.

All proxies voted, including abstentions, will be counted toward establishing a quorum. Abstentions do not constitute a vote “for” and effectively result in a vote “against.” Broker non-votes (where the underlying holder has not voted and the broker does not vote the shares) do not represent a vote “for” or “against” and are disregarded in determining whether a quorum was established or whether a proposal has received enough votes, except where a minimum number of the outstanding voting securities is required, in which case a broker non-vote effectively counts as a vote against the proposal.

Record Date/Shareholders Entitled to Vote

Shareholders of record of the Funds at the close of business on the Record Date are entitled to notice of, and to vote on, the proposals at the Meeting and any adjournment thereof. At the close of business on the Record Date, the Funds had the following outstanding shares:

Fund	Shares Outstanding as of Record Date (January 5, 2024)
Artificial Intelligence Equity Fund
Class I	1,275,609.865
Class N	286,452.174

Global Real Estate Fund
Class I	1,676,369.290
Class N	752,563.014

New America Premier Equities Fund
Class I	5,442,341.671
Class N	843,891.840

Relative Value Dividend Appreciation Fund
Class I	3,824,143.843
Class N	8,848,710.185

Relative Value Large Cap Fund
Class I	7,999,804.895
Class N	678,992.199

Relative Value Mid Cap Fund
Class I	2,613,937.565
Class N	523,275.262

Select Equities Fund
Class I	18,025,627.554
Class N	5,794,893.146

Core Fixed Income Fund
Class I	74,240,167.946
Class N	15,741,510.206
Plan Class	13,480,499.645

Enhanced Commodity Strategy Fund
Class I	2,097,069.889
Class N	928,733.246

Global Bond Fund
Class I	1,287,824.803
Class N	1,057,914.582

High Yield Bond Fund
Class I	8,011,812.479
Class N	1,242,469.946

Short Term Bond Fund
Class I	1,112,827.978

Total Return Bond Fund
Class I	253,898,394.231
Class N	47,619,542.339
Plan Class	248,971.963

Fund	Shares Outstanding as of Record Date (January 5, 2024)
Emerging Markets Income Fund
Class I	334,947,727.387
Class N	58,834,345.952
Plan Class	171,139,032.523

Emerging Markets Local Currency Income Fund
Class I	11,891,406.359
Class N	1,942,627.219

Conservative Allocation Fund
Class I	2,632,263.469
Class N	46,410.911

Quorum and Adjournment/Required Vote

One-third (33 1/3%) of the outstanding shares of the Corporation on the Record Date, represented in person or by proxy, must be present to constitute a quorum with respect to the proposal presented. If a quorum is not present or represented by proxy at the Meeting, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Corporation to act as inspectors of election for the Meeting.

A plurality of shares voted is necessary to elect each Director, meaning that the nominee receiving more votes relative to any other nominee running against that person, will be elected.

Shareholder Reports

The Corporation will furnish, without charge, a copy of its annual report, for the fiscal year ended October 31, 2023, and the most recent semi-annual report for the six months ended April 30, 2023, to any shareholder upon request. Shareholders may obtain a copy of the annual report and semi-annual report by contacting the Corporation at 515 South Flower Street, Los Angeles, California 90071 or by calling (800) 386-3829.

PROPOSAL: ELECTION OF DIRECTORS

The purpose of this proposal is to elect the Board of Directors of the Corporation who will assume office immediately upon election by shareholders. The Board is currently comprised of four members identified below. At a Board of Directors meeting held on December 11, 2023, the Board unanimously nominated nine individuals (each a “Nominee”) to serve as Directors of the Corporation. The Board nominated all four current Directors for re-election as Directors. In addition, the Board nominated five Nominees for election who do not currently serve on the Board (each a “New Nominee”). Each Nominee has agreed to stand for election, serve if elected and hold office until his or her successor has been duly elected and qualified.

The following schedule sets forth certain information regarding each Nominee, including his or her age, address and any positions with the Corporation, the length of time he or she has served as Director, if applicable, the Nominee’s principal occupations during the past five years (his or her titles may have varied during the period), the total number of separate portfolios in the fund complex the Nominee would oversee if elected, and certain other board memberships held by the Nominee during the past five years.

Nominees who are not “interested persons” of the Corporation (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) are referred to as “Independent Directors.” Nominees who are “interested persons” of the Company as defined in the 1940 Act are referred to as “Interested Directors.”

The following table sets forth certain information regarding the Nominees. The mailing address of each Director and executive officer of the Corporation is 515 South Flower Street, Los Angeles, California 90071.

Name and Year of Birth	Position(s) Held with Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Nominee**	Other Directorships Held by Director or Nominee for Director
INDEPENDENT DIRECTORS***
Patrick C. Haden (1953)	Director and Chairman of the Board	Since 2001	President (since 2003), Wilson Ave. Consulting (business consulting firm).	31	Auto Club (affiliate of AAA); Metropolitan West Funds (mutual funds) TCW Strategic Income Fund, Inc. (closed-end fund)
Peter McMillan (1957)	Director	Since 2010	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).	31	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW DL VII Financing LLC (private fund)
Victoria B. Rogers (1961)	Director	Since 2011	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	31	Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual funds); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation); TCW Strategic Income Fund, Inc. (closed-end fund)

Name and Year of Birth	Position(s) Held with Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Nominee**	Other Directorships Held by Director or Nominee for Director
Andrew Tarica (1959)	Director	Since 2012	Director of Fixed Income (since February 2022), Forest Road Securities (broker-dealer); Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 – January 2022), Cowen Prime Services (broker-dealer).	35	Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); TCW ETF Trust (exchange-traded fund)
NOMINEES FOR INDEPENDENT DIRECTOR***
Martin Luther King III (1957)	Nominee	N/A	President and Chief Executive Officer (since 1998), The King Center (non-profit organization). Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	30	None

Name and Year of Birth	Position(s) Held with Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Nominee**	Other Directorships Held by Director or Nominee for Director
Robert G. Rooney (1957)	Nominee	N/A	Founder (since August 2022), RGR Advisors CT, LLC (financial advisory firm); Senior Financial Advisor (August 2020 – March 2021), Chief Financial and Administrative Officer (November 2018 – August 2020), REEF Technology (real estate and technology services company); Chief Financial Officer (January 2018 – November 2018), Citizens Parking Inc. (nationwide automobile parking facilities).	30	None
Michael Swell (1966)	Nominee	N/A	Retired (since 2021); Partner and Managing Director (2007-2021), Goldman Sachs Asset Management (asset management company).	30	Apollo Realty Income Solutions Inc. (nontraded real estate investment trust)
NOMINEES FOR INTERESTED DIRECTOR OF THE FUNDS****
Megan McClellan (1978)	President and Principal Executive Officer; Nominee	N/A	Group Managing Director (since July 2023), TCW Investment Management Company LLC (the “Advisor”), The TCW Group, Inc., TCW LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC.	30	None

Name and Year of Birth	Position(s) Held with Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Nominee**	Other Directorships Held by Director or Nominee for Director
Patrick Moore (1964)	Nominee	N/A	Group Managing Director (since 2000), the Advisor, TCW Asset Management Company LLC, TCW LLC and Metropolitan West Asset Management, LLC. Mr. Moore is a member of the CFA Institute.	30	Metropolitan West Funds (mutual funds)

*	A Director serves until his or her successor is duly elected and qualified or until the earlier of his or her, death, resignation, retirement or removal.

**	The Fund Complex consists of the Corporation, Metropolitan West Funds, TCW ETF Trust and TCW Strategic Income Fund, Inc. Each Nominee is also nominated for election as a trustee of Metropolitan West Funds and Trustee of TCW ETF Trust. In addition, each current Director is a director of TCW Strategic Income Fund, Inc., and if so elected will oversee all funds in the Fund Complex.

***	Denotes a Director or Nominee who is not an “interested” person of the Corporation as defined in the 1940 Act.

****	Denotes a Director or Nominee who is an “interested” person of the Corporation as defined in the 1940 Act, due to the relationship indicated with the Advisor.

OFFICERS OF THE CORPORATION WHO ARE NOT DIRECTORS

Name and Year of Birth	Position(s) Held with Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Richard Villa (1964)	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2014	Executive Vice President, Chief Financial Officer and Assistant Secretary (since 2008), the Advisor, Metropolitan West Asset Management, LLC, TCW Asset Management Company LLC, The TCW Group, Inc. and (since 2016), TCW LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since February 2021), Metropolitan West Funds and (since February 2014), TCW Strategic Income Fund, Inc.
Drew Bowden (1961)	Executive Vice President	Since December 2023	Executive Vice President, General Counsel and Secretary (since September 2023), the Advisor, Metropolitan West Asset Management, LLC, The TCW Group, Inc., TCW Asset Management Company LLC, TCW LLC; Chief Operating Officer (August 2021- September 2023) Western Asset Management Company; Executive Vice President and General Counsel (March 2020-February 2021) and Senior Vice President and General Counsel (May 2015-March 2020), Jackson Financial Inc.
Eric Chan (1978)	Assistant Treasurer	Since 2009	Managing Director of Fund Operations (since November 2006), Metropolitan West Asset Management, LLC and (since 2009), TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC; Assistant Treasurer (since 2010), Metropolitan West Funds and (since 2009) TCW Strategic Income Fund, Inc. Mr. Chan is a Certified Public Accountant
Lisa Eisen (1963)	Tax Officer	Since 2016	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC.

Name and Year of Birth	Position(s) Held with Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Gladys Xiques (1973)	Chief Compliance Officer and Anti-Money Laundering Officer	Since January 2021	Chief Compliance Officer and AML Officer (since January 2021), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Group Managing Director and Global Chief Compliance Officer (since January 2021), the Advisor, TCW LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc.; Senior Vice President (February 2015 – December 2020), the Advisor, TCW LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC
Peter Davidson (1972)	Vice President and Secretary	Since September 2022 and December 2023, respectively	Senior Vice President, Associate General Counsel and Assistant Secretary (since July 2022), the Advisor, Metropolitan West Asset Management, LLC, TCW Asset Management Company LLC, TCW LLC; Vice President and Assistant Secretary (since September 2022), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Assistant General Counsel – Investment Products and Advisory Services (2020 – July 2022), The Northwestern Mutual Life Insurance Company; Associate General Counsel (2019 – August 2020), Resolute Investment Managers; Assistant General Counsel (2003 – October 2019), Invesco Ltd.

*	An officer serves until his or her successor is duly elected and qualified or until the earlier of his or her, death, resignation, retirement or removal.

Board Meetings and Standing Committees

During the fiscal year ended October 31, 2023, the Board met five times. Each incumbent Director attended at least 75% of all meetings of the Board held during the fiscal year, including the meetings of the Board’s committees on which such Director was a member. The Funds do not hold annual shareholders meetings and, therefore, the Board does not have a policy with regard to Director attendance at such meetings.

The Board has an Audit Committee consisting of Ms. Rogers and Messrs. Haden, McMillan and Tarica. Ms. Rogers serves as Chair of the Audit Committee. All of the members of the Audit Committee are not “interested persons” of the Corporation as defined in the 1940 Act (“Independent Directors”). The Audit Committee reviews the scope and results of the Corporation’s annual audit with the Corporation’s independent registered public accountants, recommends the engagement of such accountants and approves all audit services and permissible non-audit services. The Audit Committee met four times during the fiscal year ended October 31, 2023.

The Board has a Nominating and Governance Committee consisting of Ms. Rogers and Messrs. Haden, McMillan and Tarica. The Nominating and Governance Committee (i) evaluates the qualifications of Board member candidates and makes nominations for Independent Director membership on the Board; (ii) recommends Director compensation for consideration by the full Board; and (iii) considers general matters of Corporation governance and Board operations. The Nominating and Governance Committee met two times during the fiscal year ended October 31, 2023.

The Board has an Executive Committee, which has the same powers as the Board of Directors except the power to declare dividends or other stock distributions, elect directors, authorize the issuance of stock except as permitted by statute, recommend to the shareholders any action requiring their approval, amend the By-Laws or approve any merger or share exchange not requiring shareholder approval. The Executive Committee consists of Samuel P. Bell, who retired effective on December 31, 2023, Mr. Haden and Marc I. Stern. Mr. Bell was an Independent Director, Mr. Haden is an Independent Directors, and Mr. Stern is an Interested Director who will retire from the Board after the election of Directors at the Meeting. During the fiscal year ended October 31, 2023, the Executive Committee held no meetings.

Additional Information About the Nominees

The Board took into account a variety of factors in the selection of candidates to serve as a Director, including the composition of the Board. Generally, no one factor was decisive in the selection of an individual to nominate for election to the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills, experience and attributes on the Board. In addition, the Nominees also possess various other intangible qualities such as intelligence, work ethic, the ability to work together, to communicate effectively, to ask incisive questions and exercise judgment, and to oversee the business of the Corporation. The Board also considered, among other factors, the particular attributes described below with respect to the various individual Nominees

Patrick C. Haden. Mr. Haden, the Independent Chairman of the Board of Directors, is President of Wilson Ave. Consulting. From July 2016 through June 2017, he served as the Senior Advisor to the President of the University of Southern California. He also currently serves on the board of directors of Auto Club, an affiliate of AAA, the Metropolitan West Funds, and TCW Strategic Income Fund, Inc., for which he serves as the Independent Chairman of the board of directors. Previously, he was the Athletic Director of the University of Southern California. Mr. Haden is a Rhodes Scholar and prior to August 2010 was a member of the board of trustees of the University of Southern California.

Martin Luther King III. Mr. King is a nationally prominent community leader and organizer. He has had leadership positions with various community organizations, including serving as President and Chief Executive Officer of The King Center (since 1998) and as Chief Executive Officer of Realizing the Dream (since January 2006). He has served on the board of trustees of Metropolitan West Funds since 1997.

Megan McClellan. Ms. McClellan is Head of Corporate Strategy for TCW. In this role, she develops and implements long-term strategic plans for TCW focused on growth and innovation with President and CEO Katie Koch. Prior to joining TCW, Ms. McClellan spent more than 15 years at J.P. Morgan where she held a number of senior roles across the firm, including Global Head of Private Credit, CFO of Asset Management, and Head of U.S. Fixed Income for Wealth Management. Prior to her leadership roles, Ms. McClellan was a fixed income trader and portfolio manager. Active in the community, Ms. McClellan serves as Co-Chair for the Philips Andover Academy Development Board and as a Member of the Board of the Block Island Maritime Institute. She volunteers with the SPCA of Westchester County.

Peter McMillan. Mr. McMillan is a Co-Founder of Pacific Oak Capital Advisors, an investment advisory firm and Co-Founder, Managing Partner and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm. He is a Co-Founder of KBS Capital Advisors, a manager of real estate investment trusts, and from 2005 through 2019, served as Executive Vice President. Mr. McMillan serves on the boards of various Pacific Oak real estate investment trusts, TCW Strategic Income Fund, Inc., Metropolitan West Funds, and TCW DL VII Financing LLC. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the Executive Vice President and Chief Investment Officer of Sun America Investments, Inc. Prior to 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Patrick Moore. Mr. Moore is an executive officer with the Advisor and has many years of experience with the Advisor’s portfolio management activities for its clients, including the Funds. Mr. Moore has served on the board of Metropolitan West Funds since 2014 and from 2010 until 2011.

Victoria B. Rogers. Ms. Rogers is President and Chief Executive Officer of The Rose Hills Foundation. She also serves on the boards of Norton Simon Museum, Saint John’s Health Center Foundation, The Rose Hills Foundation, TCW Strategic Income Fund, Inc., and Causeway Capital Management Trust, a mutual fund complex. Previously, Ms. Rogers served on the boards of The Chandler School, The Hotchkiss School, Polytechnic School, Stanford University, USA Water Polo, USC Rossier School of Education and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations and foundation management, having been previously employed by Deloitte, Security Pacific Bank and The Whittier Trust Company.

Robert G. Rooney. Mr. Rooney has many years of senior executive and board experience with various companies, including in-depth experience with financial matters. He has served as Chief Financial and Administrative Officer of REEF Technology from November 2018 to August 2020 and Senior Financial Advisor from August 2020 to March 2021. Previously, he was Chief Financial Officer of Citizens Parking Inc. from January 2018 to November 2018, Chief Financial Officer of Novitex Enterprise Solutions, Inc. from 2015 to 2017, Partner at Televerse Media from 2011 to 2015 and was Executive Vice President and interim Chief Financial Officer at Affinion from October 2005 to January 2006. Between November 2004 and October 2005, Mr. Rooney was Executive Vice President at CMG (predecessor to Affinion) and between January 2004 and October 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at CMG. From July 2001 to January 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at Trilegiant, a subsidiary of Affinion. Mr. Rooney has served on the board of Metropolitan West Funds since 2009.

Michael Swell. Mr. Swell has many years of experience as an executive in the securities industry. He served as Partner and Managing Director of Goldman Sachs Asset Management from 2007 to 2021 where he led portfolio management globally across all fixed income products. He founded and served as portfolio manager on a number of flagship fixed income funds/strategies and has successfully trained, mentored and managed a large number of employees. Prior to joining Goldman Sachs, Mr. Swell was a senior managing director and led the fixed income team at Friedman, Billings & Ramsey. Prior to Friedman, Billings & Ramsey, Mr. Swell was vice president and head of securities sales and trading at Freddie Mac.

Andrew Tarica. Since 2001, Mr. Tarica has been Chief Executive Officer of Meadowbrook Capital Management, a fixed-income credit asset management company that also manages a fixed income hedge fund. In February 2022, Mr. Tarica joined Forest Road Securities as Director of Fixed Income. From 2003 through 2010, Mr. Tarica served as an employee of the broker-dealer business of Sanders Morris Harris, a Houston, Texas-based asset manager and broker-dealer, where he managed a fixed-income portfolio. Sanders Morris Harris’ broker-dealer business became Concept Capital Markets, LLC in 2010. In September 2015, Concept Capital Markets, LLC was purchased by Cowen & Co, where Mr. Tarica was employed until January 2022. From 1992 to 1999 Mr. Tarica was the global head of the high grade corporate bond department at Donaldson, Lufkin & Jenrette. From 1990 to 1992 he ran the investment grade sales and trading department at Kidder Peabody. He began his career at Drexel Burnham in 1983 in the investment grade trading area, where he eventually became the head of trading. Mr. Tarica also serves on the boards of the Metropolitan West Funds, TCW Strategic Income Fund, Inc., TCW Direct Lending VII, LLC, TCW Direct Lending VIII, LLC, TCW Star Direct Lending, LLC and TCW ETF Trust.

Security and Other Interests

The table below sets forth the dollar range of equity securities beneficially owned by each Director or Nominee in each Fund of the Corporation and, on an aggregate basis, in any registered investment company overseen by the Director within the Corporation’s family of investment companies, as of the Record Date.

Name of Director or Nominee	Dollar Range of Equity Securities in the Funds(1) (Amounts in Parentheses are Deferred Directors’ Fees Invested in the Funds as of the Record Date)

Aggregate Dollar Range of Equity

Securities in All Registered Investment
Companies Overseen by Director in Family
of Investment Companies
(Deferred Directors’ Fees Invested
in Funds as of the Record Date)

INDEPENDENT DIRECTORS AND NOMINEES*
Patrick C. Haden	Over $100,000	Over $100,000
Martin Luther King III	None	$1-$10,000
Peter McMillan	(Over $100,000)	(Over $100,000)
Victoria B. Rogers	Over $100,000	Over $100,000
Robert G. Rooney	None	(Over $100,000)
Michael Swell	None	None
Andrew Tarica	(Over $100,000)	(Over $100,000)
INTERESTED DIRECTOR NOMINEES**
Megan McClellan	None	$50,001-$100,000
Patrick Moore	None	Over $100,000

(1)	Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the “1934 Act”) include direct and or indirect ownership of securities where the Director’s economic interest is tied to the securities, employment ownership and securities when the Director can exert voting power and when the Director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000.

*	Denotes a Director or Nominee who is not an “interested” person of the Corporation as defined in the 1940 Act.

**	Denotes a Nominee who is an “interested” person of the Corporation as defined in the 1940 Act, due to his or her relationship with the Advisor.

As of December 31, 2023, none of the Independent Directors, or their immediate family members owned, beneficially or of record, any securities in the Advisor or principal underwriter of the Funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or principal underwriter of the Funds.

Compensation

Effective January 1, 2022, the annual fee for each Independent Director is $100,000, plus a per meeting fee of $10,000 for in person attendance and $2,500 for telephonic attendance for each meeting of the Board or a committee of the Board attended by such Independent Director, with such annual fee and meeting fee to be prorated among the Funds. The Independent Chairman of the Board of Directors receives an additional annual retainer of $45,000, the Chairman of the Audit Committee receives an additional annual retainer of $30,000, and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $15,000. Independent Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board or a committee of the Board. Interested Directors and officers who are employed by the Advisor or an affiliated company thereof receive no compensation or expense reimbursement from the Corporation. Directors do not receive any pension or retirement benefits as a result of their service as a Director of the Corporation. The total compensation paid by the Corporation to each Independent Director for the fiscal year ended October 31, 2023 is set forth below.

Name Of Director	Aggregate Compensation from the Corporation	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Retirement Benefits Upon Retirement	Total Compensation From the Corporation and Fund Complex(3) Paid to Directors
Samuel P. Bell(1)	$180,000	None	None	$206,400
Patrick C. Haden	$195,000	None	None	$423,600
Peter McMillan(2)	$150,000	None	None	$372,000
Victoria B. Rogers	$165,000	None	None	$189,200
Andrew Tarica(2)	$150,000	None	None	$432,000

(1)	Mr. Bell retired from the Board on December 31, 2023.

(2)	Messrs. McMillan and Tarica participated in a deferred compensation plan for certain eligible Directors of the Corporation during the last fiscal year. The total value of deferred compensation as of October 31, 2023 was as follows: $2,178,064 for Mr. McMillan and $1,315,753 for Mr. Tarica. The deferred compensation plan is discussed in more detail below.

(3)	Includes Metropolitan West Funds, a registered investment company advised by Metropolitan West Asset Management, LLC, and affiliate of the Advisor, and TCW Strategic Income Fund, Inc., a registered investment company advised by the Advisor.

Deferred Compensation Plan

The Corporation has an unfunded, non-qualified deferred compensation plan (the “Plan”) for certain eligible Directors. The Plan allows Directors to defer some or all of their annual directors’ fees otherwise payable by the Corporation for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Corporation. The various series of the Corporation will use the returns on those Funds selected by the Director to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Director’s deferral account, which is no later than when the Director ceases to be a member of the Board of Directors, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments.

Vote Required and Recommendation

The election of each Nominee as a Director requires a plurality of the shares voting for this proposal. When there are nine Director nominees up for election, as is the case here, a vote by plurality means the nine Director nominees with the highest number of affirmative votes will be elected, regardless of the votes withheld for the candidates.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, BELIEVES THAT THE ELECTION OF EACH OF THE NOMINEES IS IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS. THE BOARD RECOMMENDS A VOTE “FOR” EACH NOMINEE LISTED IN THIS PROPOSAL.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Expenses

The expenses incurred in connection with the Meeting, including printing, mailing, solicitation and vote tabulation and proxy soliciting expenses, legal fees, and out-of-pocket expenses will be shared by the Advisor and the Corporation, with the Advisor paying 27 percent of those costs and the remaining 73 percent to be borne by the Corporation.

Solicitation of Proxies

Solicitation will be primarily by mail, email and telephone, but officers of the Funds or regular employees of the Advisor may also solicit without compensation by telephone, electronic communication or personal contact. The Funds will also retain EQ Fund Solutions to assist in the solicitation process at a cost not expected to exceed $10,000 with respect to the Funds’ share of that firm’s fees.

Advisor

TCW Investment Management Company LLC, with principal offices at 515 South Flower Street, Los Angeles, California 90071, acts as the investment adviser to the Funds and generally administers the affairs of the Corporation. Subject to the direction and control of the Board of Directors, the Advisor supervises and arranges the purchase and sale of securities and other assets held in the portfolio of the Funds. The Advisor was founded in 1987, and is a wholly owned subsidiary of The TCW Group, Inc. (“TCW Group”). The Advisor had approximately $43.8 billion under management or committed to management as of December 31, 2023. The Advisor, together with TCW Group and its other subsidiaries, which provide a variety of investment management and investment advisory services, had approximately $209.6 billion under management or committed to management, including $177.5 billion of fixed income investments, as of December 31, 2023.

The following table provides the name and principal occupation of each executive officer of the Advisor. The address of each officer of the Advisor is c/o TCW Investment Management Company LLC, with principal offices at 515 South Flower Street, Los Angeles, California 90071.

Member or Executive Officer	Principal Occupation(s)
Kathryn Koch	President and Chief Executive Officer (since February 2023), The TCW Group, Inc., TCW LLC, the Advisor, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC, and (February 2023 to December 2023) of Metropolitan West Funds and TCW Strategic Income Fund, Inc.
Liz Kraninger	Executive Vice President and Co-Chief Operating Officer (since March 2021), The TCW Group, Inc., TCW LLC, the Advisor, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC.
Melissa Stolfi	Executive Vice President and Co-Chief Operating Officer (since November 2023), The TCW Group, Inc., TCW LLC, the Advisor, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC.

Member or Executive Officer	Principal Occupation(s)
Richard Villa	Executive Vice President, Chief Financial Officer and Assistant Secretary (since 2008) of the Advisor, Metropolitan West Asset Management, LLC, TCW Asset Management Company LLC and The TCW Group, Inc. and (since 2016) TCW LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since February 2014) of TCW Strategic Income Fund, Inc. and (since February 2021) Metropolitan West Funds.
Drew Bowden	Executive Vice President, General Counsel and Secretary (since September 2023), the Advisor, Metropolitan West Asset Management, LLC, The TCW Group, Inc., TCW Asset Management Company LLC, TCW LLC.
Peter Davidson	Senior Vice President, Associate General Counsel and Assistant Secretary (since July 2022), the Advisor, Metropolitan West Asset Management LLC, TCW Asset Management Company LLC, TCW LLC; Vice President (since September 2022) and Secretary (since December 2023), Metropolitan West Funds and TCW Strategic Income Fund, Inc.

The following table sets forth the Directors and officers of the Corporation who are also an officer, employee or member of the Advisor.

Member or Executive Officer	Position with the Corporation	Position with the Advisor
Patrick Moore	Nominee	Group Managing Director
Eric Chan	Assistant Treasurer	Managing Director of Fund Operations
Megan McClellan	President and Principal Executive Officer	Group Managing Director
Richard Villa	Treasurer, Principal Financial Officer and Principal Accounting Officer	Executive Vice President, Chief Financial Officer and Assistant Secretary
Drew Bowden	Executive Vice President	Executive Vice President, General Counsel and Secretary
Gladys Xiques	Chief Compliance Officer and Anti-Money Laundering Officer	Group Managing Director and Global Chief Compliance Officer
Peter Davidson	Vice President and Secretary	Senior Vice President, Associate General Counsel and Assistant Secretary

Control Persons and Principal Holders of Securities

To the knowledge of the Corporation, as of the Record Date, each of the nominees and executive officers of the Corporation beneficially owned individually and collectively as a group less than 1% of the outstanding shares of any Fund.

Appendix A to this Proxy Statement lists the persons that, to the knowledge of the Corporation, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Funds’ voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Principal Underwriter

The principal underwriter of the Funds’ shares is TCW Funds Distributors LLC (the “Distributor”). The Distributor offers the Funds’ shares to the public on a continuous basis. The address of the Distributor is 515 South Flower Street, Los Angeles, California 90071.

Administrator and Transfer Agent

State Street Bank and Trust Company (the “Administrator”) serves as administrator and transfer agent of the Funds. The Administrator provides management and administrative services necessary for the operation of the Funds. The business address of the Administrator is One Lincoln Street, Boston, Massachusetts 02111.

Independent Auditors

Deloitte & Touche LLP, 555 W 5th St, Suite 2700, Los Angeles, CA 90013 serves as the Funds’ independent auditor.

Shareholder Proposals

The Corporation is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit proposals to be considered at a special meeting of the shareholders should send such proposals to the Secretary of the Corporation at 515 South Flower Street, Los Angeles, California 90071. A shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Corporation at the address above in a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, the inclusion of any such proposals is subject to limitations under applicable federal and state laws.

Shareholder Communications

Shareholders of a Fund who wish to send communications to the Board or specific Directors should submit the communication in writing to the attention of the Secretary of the Corporation at 515 South Flower Street, Los Angeles, California 90071, identifying the correspondence as intended for the Board or a specified Director. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or a specified Director, as appropriate.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF RETURNING BY MAIL. YOU MAY ALSO SUBMIT YOUR PROXY ON-LINE OR BY TELEPHONE.

/s/ Peter Davidson
Peter Davidson, Vice President and Secretary

January 10, 2024

APPENDIX A

As of December 31, 2023, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent of Fund
TCW Artificial Intelligence Equity Fund Class I
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	797,766.068	64.01%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	160,506.538	12.88%
YASMENA AL MULLA SHUWAIKH BLOCK 2 ABDULAZIZ ALOTAIBI ST HOUSE 2 SHUWAIKH KUWAIT CITY 13002 KUWAIT	77,209.253	6.19%
TCW Artificial Intelligence Equity Fund Class N
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	211,135.567	75.53%
VANGUARD BROKERAGE SERVICES 100 VANGUARD BLVD MALVERN PA 19355-2331	34,580.459	12.37%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	29,282.033	10.47%
TCW Conservative Allocation Fund Class I
GROWERS RANCH INC PROFIT SHARING PLAN 2016 NEWPORT BLVD COSTA MESA CA 92627-2163	626,375.428	23.80%

THE ROBERT KRAVIS & KIMBERLY KRAVIS FDN C/O KKR FINANCIAL SERVICES CO LLC 1345 AVENUE OF THE AMERICAS 15TH FL NEW YORK NY 10105-0021	507,812.876	19.29%
EARL B GILMORE FOUNDATION U/A 06/04/1958 6301 W 3RD ST LOS ANGELES CA 90036-3154	240,672.496	9.14%
US BANK NA CUST LARRY S WAGGONER IRA IRA A/C #2 PO BOX 70 WESTON TX 75097-0070	199,803.211	7.59%
KIT INVESTMENT HOLDINGS LLC C/O KKRFS 1345 6TH AVE 15FL NEW YORK NY 10105-0021	136,175.917	5.17%
TCW Conservative Allocation Fund Class N
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19,771.499	42.60%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	10,084.353	21.73%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554	6,048.613	13.03%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL SC1 FL 39TH NEW YORK NY 10004-1932	5,121.943	11.04%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	3,422.916	7.38%

TCW Core Fixed Income Fund Class I
NATIONWIDE TRUST COMPANY FBO MSRP 401K C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	17,214,904.466	23.08%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16,607,142.056	22.26%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	11,277,485.564	15.12%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	7,865,784.196	10.54%
MATRIX TRUST COMPANY TRUSTEE FBO NATIONAL BASKETBALL ASSOC GM SERP PO BOX 52129 PHOENIX AZ 85072-2129	5,188,662.243	6.96%
TCW Core Fixed Income Fund Class N
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7,732,281.747	48.91%
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (9E539) 4800 DEER LAKE DRIVE EAST - 2ND FL JACKSONVILLE FL 32246-6484	3,915,956.799	24.77%
ATTN PLIC PROXY COORDINATOR PRINCIPAL LIFE INS COMPANY CUST FBO PFG OMNIBUS WRAPPED AND CUSTOM FUNDS 711 HIGH STREET DES MOINES IA 50392-0001	2,451,153.957	15.50%

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	989,229.132	6.26%
TCW Core Fixed Income Fund Plan Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9,872,436.908	55.94%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	7,597,984.901	43.05%
TCW Emerging Markets Income Fund Class I
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	66,381,771.915	19.82%
ATTN MUTUAL FUND ADMINISTRATOR C/O MELLON BANK ID 225 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	59,521,048.106	17.77%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	51,193,426.062	15.28%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	35,929,076.632	10.73%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	26,933,285.821	8.04%

TCW Emerging Markets Income Fund Class N
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	40,573,922.826	68.91%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	15,325,095.253	26.03%
TCW Emerging Markets Income Fund Plan Class
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	108,097,070.765	63.19%
WELLS FARGO BANK NA FBO FLETCHER AJ FDN MAIN 1022899588 PO BOX 1533 MINNEAPOLIS MN 55480-1533	55,934,297.365	32.70%
TCW Emerging Markets Local Currency Income Fund Class I
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5,386,012.533	45.32%
UBS WM USA 0O0 11011 6100 SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,351,067.852	19.78%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,723,187.707	14.50%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	599,627.387	5.05%

TCW Emerging Markets Local Currency Income Fund Class N
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,363,548.755	69.45%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	557,763.666	28.41%
TCW Enhanced Commodity Strategy Fund Class I
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,221,603.523	54.07%
TCW ASSET MANAGEMENT COMPANY INTERNATIONAL LTD 865 S FIGUEROA STREET SUITE 1800 LOS ANGELES CA 90017-2593	423,570.971	18.75%
LAIRD RIDINGS LANDMANN & KATHLEEN KINNEY JTWROS 6329 CAVALLERI RD MALIBU CA 90265-4080	210,807.576	9.33%
TCW LIFEPLAN CONSERVATIVE FUND 865 S FIGUEROA ST LOS ANGELES CA 90017-2543	115,378.166	5.11%
TCW Enhanced Commodity Strategy Fund Class N
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	514,815.154	54.14%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	230,357.285	24.23%

TCW ASSET MANAGEMENT COMPANY INTERNATIONAL LTD 865 S FIGUEROA STREET SUITE 1800 LOS ANGELES CA 90017-2593	123,478.839	12.99%
VANGUARD BROKERAGE SERVICES 100 VANGUARD BLVD MALVERN PA 19355-2331	80,997.326	8.52%
TCW Global Bond Fund Class I
TCW ASSET MANAGEMENT COMPANY INTERNATIONAL LTD 865 S FIGUEROA STREET SUITE 1800 LOS ANGELES CA 90017-2593	964,522.341	74.90%
YASMENA AL MULLA SHUWAIKH BLOCK 2 ABDULAZIZ ALOTAIBI ST HOUSE 2 SHUWAIKH KUWAIT CITY 13002 KUWAIT	140,659.287	10.92%
TCW LIFEPLAN CONSERVATIVE FUND 865 S FIGUEROA ST LOS ANGELES CA 90017-2543	124,861.764	9.70%
TCW Global Bond Fund Class N
TCW ASSET MANAGEMENT COMPANY INTERNATIONAL LTD 865 S FIGUEROA STREET SUITE 1800 LOS ANGELES CA 90017-2593	872,390.871	82.54%
MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	120,045.932	11.36%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	56,235.706	5.32%
TCW Global Real Estate Fund Class I
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	354,283.906	21.21%
TCW ASSET MANAGEMENT COMPANY INTERNATIONAL LTD 865 S FIGUEROA STREET SUITE 1800 LOS ANGELES CA 90017-2593	351,436.815	21.04%

SAXON & CO FBO 21750733844071 P O BOX 94597 CLEVELAND OH 44101-4597	269,444.901	16.13%
RAYMOND & BESSIE KRAVIS FOUNDATION HENRY KRAVIS TR U/A 11-25-91 C/O KKR FINANCIAL SERVICES COMPANY LLC 1345 AVENUE OF THE AMERICAS 15TH FL NEW YORK NY 10105-0021	150,615.886	9.02%
YASMENA AL MULLA SHUWAIKH BLOCK 2 ABDULAZIZ ALOTAIBI ST HOUSE 2 SHUWAIKH KUWAIT CITY 13002 KUWAIT	149,190.712	8.93%
TCW LIFEPLAN CONSERVATIVE FUND 865 S FIGUEROA ST LOS ANGELES CA 90017-2543	119,057.914	7.13%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	105,509.506	6.32%
MAILCODE BD1N ATTN MF C/O RELIANCE TRUST COMPANY WI MARIL & CO FBO 5A 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	87,394.276	5.23%
TCW Global Real Estate Fund Class N
TCW ASSET MANAGEMENT COMPANY INTERNATIONAL LTD 865 S FIGUEROA STREET SUITE 1800 LOS ANGELES CA 90017-2593	350,745.082	46.45%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	296,869.450	39.31%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	87,647.989	11.61%

TCW High Yield Bond Fund Class I
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,857,149.974	35.68%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,471,427.426	18.38%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,338,844.161	16.72%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	561,103.218	7.01%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	420,673.765	5.25%
TCW High Yield Bond Fund Class N
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	513,028.296	41.39%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	462,873.594	37.34%
TCW New America Premier Equities Fund Class I
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	962,475.105	17.69%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	929,207.363	17.08%
BANK OF AMERICA NA FBO MFO 0128808 PO BOX 843869 DALLAS TX 75284-3869	627,154.379	11.53%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	624,161.939	11.47%
YASMENA AL MULLA SHUWAIKH BLOCK 2 ABDULAZIZ ALOTAIBI ST HOUSE 2 SHUWAIKH KUWAIT CITY 13002 KUWAIT	349,877.107	6.43%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	318,003.458	5.85%
THOMAS TIPPL 601 N SALTAIR AVE LOS ANGELES CA 90049-2029	304,767.310	5.60%
TCW New America Premier Equities Fund Class N
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	499,647.889	59.15%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	273,887.163	32.43%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL SC1 FL 39TH NEW YORK NY 10004-1932	47,362.514	5.61%

TCW Relative Value Dividend Appreciation Fund Class I
GAZELLE HOLDINGS LIMITED PO BOX 560 11-15 SEATON PLACE ST HELIER JE4 XP CHANNEL ISLANDS JERSEY	1,339,696.321	34.86%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	508,692.787	13.24%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	331,808.456	8.63%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	231,870.551	6.03%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	223,261.400	5.81%
TCW Relative Value Dividend Appreciation Fund Class N
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5,374,928.321	60.46%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,295,795.524	14.58%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	926,181.793	10.42%

TCW Relative Value Large Cap Fund Class I
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,897,637.625	23.73%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,695,181.677	21.19%
YASMENA AL MULLA SHUWAIKH BLOCK 2 ABDULAZIZ ALOTAIBI ST HOUSE 2 SHUWAIKH KUWAIT CITY 13002 KUWAIT	813,674.255	10.17%
JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	644,355.647	8.06%
RAYMOND & BESSIE KRAVIS FOUNDATION HENRY KRAVIS TR U/A 11-25-91 C/O KKR FINANCIAL SERVICES COMPANY LLC 1345 AVENUE OF THE AMERICAS 15TH FL NEW YORK NY 10105-0021	586,322.347	7.33%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	517,722.953	6.47%
TCW Relative Value Large Cap Fund Class N
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	220,681.241	32.46%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	132,159.335	19.44%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	79,226.427	11.65%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	55,675.430	8.19%
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (9E539) 4800 DEER LAKE DRIVE EAST - 2ND FL	39,930.068	5.87%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	38,702.516	5.69%

TCW Relative Value Mid Cap Fund Class I
JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	1,010,259.135	38.52%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	466,596.060	17.79%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	222,373.061	8.48%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	188,765.888	7.20%
TCW Relative Value Mid Cap Fund Class N
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	132,870.599	25.39%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	123,302.512	23.56%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	56,509.932	10.80%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	29,293.214	5.60%
TCW Select Equities Fund Class I
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (9E539) 4800 DEER LAKE DRIVE EAST - 2ND FL JACKSONVILLE FL 32246-6484	4,862,390.357	27.08%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,258,741.271	18.15%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,351,751.559	13.10%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	1,391,399.044	7.75%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,154,295.661	6.43%
TCW Select Equities Fund Class N
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,409,103.823	58.94%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,243,328.877	21.50%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	320,592.563	5.54%
TCW Short Term Bond Fund Class I
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	544,514.698	48.45%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	150,710.820	13.41%
JUDITH ANN MYSLIBORSKI 17 CHESTERFIELD DR VOORHEESVILLE NY 12186-9201	100,633.170	8.95%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	93,347.515	8.31%

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	88,265.352	7.85%
TCW Total Return Bond Fund Class I
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (9E539) 4800 DEER LAKE DRIVE EAST - 2ND FL JACKSONVILLE FL 32246-6484	105,251,084.592	39.76%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	38,037,650.077	14.37%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	28,878,212.714	10.91%
TCW Total Return Bond Fund Class N
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	28,855,583.233	60.43%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	6,624,255.578	13.87%
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (9E539) 4800 DEER LAKE DRIVE EAST - 2ND FL JACKSONVILLE FL 32246-6484	3,221,750.310	6.75%
TCW Total Return Bond Fund Plan Class
WELLS FARGO BANK NA FBO HEDGEPETH DAVID C TR-AGY CUSTOM 66891401 PO BOX 1533 MINNEAPOLIS MN 55480-1533	124,192.153	49.89%

MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	76,892.262	30.89%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18,970.227	7.62%
MATRIX TRUST COMPANY CUST FBO BARRY COMPANY INC EMPLOYEE RETIRE PO BOX 52129 PHOENIX AZ 85072-2129	14,370.873	5.77%

TCW FUNDS, INC.

515 South Flower Street
Los Angeles, California 90071

PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS – February 15, 2024

This proxy is solicited on behalf of the Board of Directors of the Corporation for the Special Meeting of Shareholders to be held on February 15, 2024.

The undersigned hereby appoints Andrew Bowden and Peter Davidson as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of TCW Funds, Inc. (the “Meeting”) to be held on February 15, 2024 at 8:00 a.m. Pacific Time at TCW, 515 South Flower Street, Los Angeles, California 90071 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN OR SUBMIT IT IN THE ENCLOSED ENVELOPE, ON-LINE OR BY TELEPHONE.

THIS PROXY CARD WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY CARD WILL BE VOTED “FOR” ALL PROPOSALS.

Please indicate your vote by marking the appropriate box. Example: [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

To approve the election of nine Directors:

Patrick C. Haden	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Martin Luther King III	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Megan McClellan	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Peter McMillan	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Patrick Moore	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Victoria B. Rogers	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Robert G. Rooney	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Michael Swell	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Andrew Tarica	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

IMPORTANT

IN ORDER TO AVOID THE DELAY AND EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Corporation receives specific written notice to the contrary from any one of them.

Signature

Signature (if held jointly)

Date: __________________________, 2024

[   ] CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. (___ PERSON(S) WILL ATTEND)